UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 1997

                       SHARED TECHNOLOGIES FAIRCHILD INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

 0-17366                                                  87-0424558
(Commission                                             (IRS Employer
File Number)                                           Identification No.)

        100 Great Meadow Road, Suite 104, Wethersfield, Connecticut 06109
          (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (860) 258-2400

                                      N.A.
          (Former name or former address, if changed since last report)


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Item 5. Other Events

     On July 31, 1997, Shared Technologies Fairchild Inc. (the "Company") was served with a purported shareholder class action complaint in an action commenced in the Delaware Chancery Court in New Castle County. The Company and its directors are named as defendants. The complaint seeks injunctive relief, costs and attorneys' fees with respect to the proposed merger of the Company and Tel-Save Holdings, Inc. which was announced on July 17, 1997.

     Copies of the press release and related complaint regarding this matter are attached as exhibits to this Form 8-K and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a)  Exhibits


     (1)  Complaint filed by Bernard Zicherman dated July , 1997.

     (2)  Press Release dated August 1, 1997.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 1997               SHARED TECHNOLOGIES
                                      FAIRCHILD INC.


                                    By: /s/ Vincent DiVincenzo
                                        ----------------------
                                        Name:  Vincent DiVincenzo
                                        Title: CFO


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                                  Exhibit Index

Exhibit No.                Description


     (1)       Complaint filed by Bernard Zicherman dated July , 1997

     (2)       Press Release dated August 1, 1997